UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 7, 2017

Party City Holdco Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York		10523
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 7, 2017, Party City Holdco Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC (the “Underwriter”) and the selling stockholders listed on Schedule II thereto (the “Selling Stockholders”), relating to the underwritten offering of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Offering”). All of the Shares are being sold by the Selling Stockholders. The Underwriter has agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $12.67 per share. In addition, pursuant to the Underwriting Agreement, the Company has agreed to purchase from the Underwriter 2,500,000 Shares being sold by the Selling Stockholders to the Underwriters, at a price per share equal to the price being paid by the Underwriter to the Selling Stockholders, resulting in an aggregate purchase price of $31,675,000 (the “Share Repurchase”). The Company intends to fund the Share Repurchase with cash on hand and borrowings under the Company’s revolving credit facility.

The Offering is being made only by means of a prospectus. A shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (“SEC”) on September 2, 2016, and became effective on September 30, 2016 (Registration No. 333-213492) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on December 7, 2017. The closing of the Offering is expected to take place on December 11, 2017, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated December 11, 2017, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 7, 2017, by and among the Company, the Underwriter and the Selling Stockholders.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

By:	/s/ Daniel J. Sullivan
Name:	Daniel J. Sullivan
Title:	Chief Financial Officer

Date: December 11, 2017